UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest
event reported):        November 13, 2007

                      Wisconsin Public Service Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-3016	39-0715160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

     700 North Adams Street, P.O. Box 19001, Green Bay, Wisconsin 54307-9001
(Address of principal executive offices, including zip code)

           (920) 433-1598
(Registrant’s telephone number)

           Not Applicable
(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On November 13, 2007, Wisconsin Public Service Corporation (the “Company”) agreed to sell $125,000,000 aggregate principal amount of its Senior Notes, 5.65% Series Due November 1, 2017 (the “Senior Notes”) in a public offering through UBS Securities LLC, Wachovia Capital Markets, LLC, ABN AMRO Incorporated and Lazard Capital Markets LLC.  The closing for the sale of the Senior Notes is scheduled for November 20, 2007.  The Senior Notes are registered with the Securities and Exchange Commission on a Registration Statement on Form S-3 (Registration No. 333-115405).  In connection with the offering of the Senior Notes, final versions of the following are filed herewith:  (1) the Underwriting Agreement, dated November 13, 2007, by and among the Company and UBS Securities LLC and Wachovia Capital Markets, LLC, for themselves and as representatives of the other underwriters named therein; (2) the Seventh Supplemental Indenture, dated November 1, 2007, by and between the Company and U.S. Bank National Association, as successor trustee, creating the Senior Notes; and (3) the Thirty-Ninth Supplemental Indenture, dated November 1, 2007, by and between the Company and U.S. Bank National Association, as successor trustee, creating the Company’s First Mortgage Bonds, Collateral Series G, which are being pledged as security for the Senior Notes.

Correction to Base Prospectuses:  Please note that the percentages in the last sentence in the section captioned “Description of the Senior Debt Securities—Limitations on Liens” in the Company’s base prospectuses dated June 25, 2001, July 21, 2002 and May 21, 2004 should have been 10% not 15%.  Consequently, the final paragraph in that section should read as follows:

“In addition, the restriction on liens described in this section will not apply to our issuance, assumption or guarantee of Debt secured by any liens that would otherwise be subject to that restriction up to an aggregate amount which, together with all of our other secured Debt (not including secured Debt permitted under any of the exceptions described above) and the Value of Sale and Lease-Back Transactions existing at that time (other than Sale and Lease-Back Transactions the proceeds of which have been applied to the retirement of certain indebtedness, Sale and Lease-Back Transactions in which the property involved would have been permitted to be subjected to any liens under any of the foregoing exceptions and Sale and Lease-Back Transactions that are permitted by the first sentence of “Limitations on Sale and Lease-Back Transactions” below), does not exceed the greater of 10% of the Net Tangible Assets or 10% of Capitalization.”

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	Exhibits. The following exhibits are being filed herewith:

(1)
Underwriting Agreement, dated as of November 13, 2007, by and among Wisconsin Public Service Corporation and UBS Securities LLC and Wachovia Capital Markets, LLC, for themselves and as representatives of the other underwriters named therein.

(4.1)
Seventh Supplemental Indenture, dated as of November 1, 2007, by and between Wisconsin Public Service Corporation and U.S. Bank National Association (successor to Firstar Bank, National Association and Firstar Bank Milwaukee, N.A., National Association).

(4.2)
Thirty-Ninth Supplemental Indenture, dated as of November 1, 2007, by and between Wisconsin Public Service Corporation and U.S. Bank National Association (successor to Firstar Bank, National Association, successor to Firstar Trust Company, formerly known as First Wisconsin Trust Company).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN PUBLIC SERVICE CORPORATION By: /s/ Barth J. Wolf Barth J. Wolf Secretary

Date: November 15, 2007

WISCONSIN PUBLIC SERVICE CORPORATION

EXHIBIT INDEX TO FORM 8-K
Report Dated November 13, 2007

Exhibits

(1)
Underwriting Agreement, dated as of November 13, 2007, by and among Wisconsin Public Service Corporation and UBS Securities LLC and Wachovia Capital Markets, LLC, for themselves and as representatives of the other underwriters named therein.

(4.1)
Seventh Supplemental Indenture, dated as of November 1, 2007, by and between Wisconsin Public Service Corporation and U.S. Bank National Association (successor to Firstar Bank, National Association and Firstar Bank Milwaukee, N.A., National Association).

(4.2)
Thirty-Ninth Supplemental Indenture, dated as of November 1, 2007, by and between Wisconsin Public Service Corporation and U.S. Bank National Association (successor to Firstar Bank, National Association, successor to Firstar Trust Company, formerly known as First Wisconsin Trust Company).